                                                                    EXHIBIT 25.1


===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM T-1

  STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF
               1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                     TRUSTEE PURSUANT TO SECTION 305(b)(2)

                                ---------------

                       U.S. TRUST COMPANY OF TEXAS, N.A.
              (Exact name of trustee as specified in its charter)

                                                            75-2353745
 (State of incorporation                                 (I.R.S. employer
 if not a national bank)                                 identification No.)

 2001 Ross Ave, Suite 2700                                    75201
       Dallas, Texas                                       (Zip Code)
   (Address of trustee's
principal executive offices)

                               Compliance Officer
                       U.S. Trust Company of Texas, N.A.
                           2001 Ross Ave, Suite 2700
                              Dallas, Texas 75201
                                 (214) 754-1200
           (Name, address and telephone number of agent for service)

                                ---------------
                            R & B Falcon Corporation
              (Exact name of obligor as specified in its charter)

        Delaware                                               76-0544217
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification No.)

         901 Threadneedle
            Houston, TX                                            77079
(Address of principal executive offices)                        (Zip Code)

                                ---------------

                         12 1/4% Senior Notes due 2006
                      (Title of the indenture securities)


===============================================================================

                                    GENERAL

1.       General Information.

         Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                   Federal Reserve Bank of Dallas (11th District), Dallas, Texas
                         (Board of Governors of the Federal Reserve System)
                   Federal Deposit Insurance Corporation, Dallas, Texas
                   The Office of the Comptroller of the Currency, Dallas, Texas

         (b)   Whether it is authorized to exercise corporate trust powers.

                   The Trustee is authorized to exercise corporate trust powers.

2.       Affiliations with Obligor and Underwriters.

         If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

         None.

3.       Voting Securities of the Trustee.

         Furnish the following information as to each class of voting securities of the Trustee:

                               As of May 21, 1999

-------------------------------------------------------------------------------

                 Col A.                              Col B.
-------------------------------------------------------------------------------

             Title of Class                    Amount Outstanding
-------------------------------------------------------------------------------
Capital Stock - par value $100 per share          5,000 shares


4.       Trusteeships under Other Indentures.

         Not Applicable

5. Interlocking Directorates and Similar Relationships with the Obligor or Underwriters.

         Not Applicable

6. Voting Securities of the Trustee Owned by the Obligor or its Officials.

         Not Applicable

7.       Voting Securities of the Trustee Owned by Underwriters or their
         Officials.

         Not Applicable

8.       Securities of the Obligor Owned or Held by the Trustee.

         Not Applicable

9.       Securities of Underwriters Owned or Held by the Trustee.

         Not Applicable

10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Security Holders of the Obligor.

         Not Applicable

11. Ownership or Holdings by the Trustee of any Securities of a Person Owning 50 Percent or More of the Voting Securities of the Obligor.

         Not Applicable

12.      Indebtedness of the Obligor to the Trustee.

         Not Applicable

13.      Defaults by the Obligor.

         Not Applicable

14.      Affiliations with the Underwriters.

         Not Applicable

15.      Foreign Trustee.

         Not Applicable

16.      List of Exhibits.

         T-1.1  -     A copy of the Articles of Association of U.S. Trust
                      Company of Texas, N.A.; incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement,
                      Registration No. 22-21897.

16.      (con't.)

         T-1.2  -     A copy of the certificate of authority of the Trustee
                      to commence business; incorporated herein by reference to Exhibit T-1.2 filed with Form T-1 Statement, Registration
                      No. 22-21897.

         T-1.3  -     A copy of the authorization of the Trustee to exercise
                      corporate trust powers; incorporated herein by reference to Exhibit T-1.3 filed with Form T-1 Statement,
                      Registration No. 22-21897.

         T-1.4  -     A copy of the By-laws of the U.S. Trust Company of
                      Texas, N.A., as amended to date; incorporated herein by reference to Exhibit T-1.4 filed with Form T-1 Statement,
                      Registration No. 22-21897.

         T-1.6  -     The consent of the Trustee required by Section 321(b) of
                      the Trust Indenture Act of 1939.

         T-1.7  -     A copy of the latest report of condition of the Trustee
                      published pursuant to law or the requirements of its supervising or examining authority.


                                      NOTE

As of May 21, 1999, the Trustee had 5,000 shares of Capital Stock outstanding, all of which are owned by U.S. T.L.P.O. Corp. As of May 21, 1999, U.S. T.L.P.O. Corp. had 35 shares of Capital Stock outstanding, all of which are owned by U.S. Trust Corporation. U.S. Trust Corporation had outstanding 18,597,534 shares of $1 par value Common Stock as of May 21, 1999.

The term "Trustee" in Items 2, 5, 6, 7, 8, 9, 10 and 11 refers to each of U.S Trust Company of Texas, N.A., U.S. T.L.P.O. Corp. and U.S. Trust Corporation.

In as much as this Form T-1 is filed prior to the ascertainment by the Trustee of all the facts on which to base responsive answers to Items 2, 5, 6, 7, 9, 10 and 11, the answers to said Items are based upon incomplete information. Items 2, 5, 6, 7, 9, 10 and 11 may, however, be considered correct unless amended by an amendment to this Form T-1.

In answering any items in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligors or their directors or officers, or an underwriter for the obligors, the Trustee has relied upon information furnished to it by the obligors and will rely on information to be furnished by the obligors or such underwriter, and the Trustee disclaims responsibility for the accuracy or completeness of such information.


                                ---------------

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, U.S Trust Company of Texas, N.A., a national banking association organized under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas on the 21st day of May, 1999.

                                        U.S. Trust Company
                                        of Texas, N.A., Trustee



                                        By:  /s/ CHRISTINE C. COLLINS
                                            --------------------------
                                            Authorized Officer

                                                                  Exhibit T-1.6



                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 as amended in connection with the proposed issue of R & B Falcon Corporation, Senior Notes, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.



                                           U.S. Trust Company of Texas, N.A.



                                           By: /s/ CHRISTINE C. COLLINS
                                               ------------------------------
                                               Authorized Officer

                                                                 Board of Governors of the Federal Reserve System
                                                                 OMB Number:  7100-0036
                                                                 Federal Deposit Insurance Corporation
                                                                 OMB Number:  3064-005
                                                                 Office of the Comptroller of the Currency
Federal Financial Institutions Examination Council               OMB Number:  1557-0081
                                                                 Expires March 31, 2001
-----------------------------------------------------------------------------------------------------------
                                                                 (1)
                                                                 Please Refer to Page I,
(LOGO)                                                           Table of Contents, for the required
                                                                 disclosure of estimated burden.
-----------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND
INCOME FOR A BANK WITH DOMESTIC OFFICES
ONLY AND TOTAL ASSETS OF LESS THAN $100                          (19990331)
MILLION OR MORE BUT LESS THAN $300                               ---------
MILLION - - FFIEC 033                                            (RCRI 9999)

REPORT AT THE CLOSE OF BUSINESS MARCH 31, 1999

This report is required by law: 12                               This report form is to be filed by banks
U.S.C. Section 324 (State                                        with domestic offices only. Banks with
member banks); 12 U.S.C. Section 1817                            branches and consolidated subsidiaries
(State nonmember banks); and                                     in U.S. territories and possessions,
12 U.S.C. Section 161 (National banks).                          Edge or Agreement subsidiaries, foreign
                                                                 branches, consolidated foreign
                                                                 subsidiaries, or International Banking
                                                                 Facilities must file FFIEC 031.
-----------------------------------------------------------------------------------------------------------
NOTE: The Reports of Condition and                               The Reports of Condition and Income are
Income must be signed by an authorized                           to be prepared in accordance with
officer and the Report of Condition must                         Federal regulatory authority
be attested to by not less than two                              instructions. NOTE: these instructions
directors (trustees) for State nonmember                         may in some cases differ from generally
banks and three directors for State                              accepted accounting principles.
member and National Banks.


I, Alfred B. Childs, Managing Director                           We, the undersigned directors
   ---------------------------------------                       (trustees), attest to the correctness of
   Name and Title of Officer Authorized to Sign Report           this Report of Condition (including the
                                                                 supporting schedules) and declare that
                                                                 it has been examined by us and to the best
of the named bank do hereby declare that                         of our knowledge and belief has been prepared
these Reports of Condition and Income (including the             in conformance with the instructions issued
supporting schedules) have been prepared in                      by the appropriate Federal regulatory
conformance with the instructions issued                         authority and is true and correct.
by the appropriate Federal regulatory authority
and are true to the best of my knowledge and
belief.


                                                                 /s/     Stuart M. Pearman
                                                                 ---------------------------------------
/s/  Alfred B. Childs                                                    Director (Trustee)
-----------------------------------
Signature of Officer Authorized to Sign Report                   /s/     J. T. More, Jr.
                                                                 ---------------------------------------
April 21, 1999                                                           Director (Trustee)
-----------------------------------
 Date of Signature                                               /s/     Arthur White
                                                                 ---------------------------------------
                                                                         Director (Trustee)

-----------------------------------------------------------------------------------------------------------

SUBMISSION OF REPORTS

Each bank must prepare its Reports of                            For electronic filing assistance,
Condition and Income either:                                     contact EDS Call Report Services, 2150
                                                                 North Prospect Avenue, Milwaukee, WI
                                                                 53202, telephone (800) 255-1571.
(a) in electronic form and then file the
    computer data file directly with the
    banking agencies' collection agent,                          To fulfill the signature and attestation
    Electronic Data Systems Corporation                          requirement for the Reports of Condition
    (EDS), by modem or on computer                               and Income for this report date, attach
    diskette; or                                                 this signature page to the hard-copy
                                                                 record of the completed report that the
(b) in hard-copy (paper) form and                                bank places in its files.
    arrange for another party to convert
    the paper report to electronic form.
    That party (if other than EDS) must
    transmit the bank's computer data
    file to EDS.

-----------------------------------------------------------------------------------------------------------

FDIC Certificate Number    33217                                 US TRUST COMPANY OF TEXAS, NATIONAL ASSOCIATION
                        -----------                              -----------------------------------------------
                        (RCRI 9050)                              Legal Title of Bank (TEXT 9010)

                                                                 DALLAS
                                                                 -----------------------------------------------
                                                                 City (TEXT 9130)

                                                                 TX                                 75201
                                                                 -----------------------------------------------
                                                                 State Abbrev. (TEXT 9200)  Zip Code. (TEXT 9220)

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

U.S. TRUST COMPANY OF TEXAS, N.A.          Call Date:           3/31/1999            State #: 48-6797       FFIEC  033
2001 ROSS AVENUE, SUITE 2700               Vendor ID:                   D             Cert #:    33217      RC-1
DALLAS, TX  75201                          Transit #:           11101765
                                                                                                                  ---------------
                                                                                                                        9
                                                                                                                  ---------------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 1999

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                                                                        C200
                                                                                                 Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
ASSETS

 1.     Cash and balances due from depository institutions:                                            RCON
                                                                                                       ----
        a.  Noninterest-bearing balances and currency and coin (1,2)                                   0081          1,297  1.a
                                                                    -------------  ------   -------             ----------
        b.  Interest bearing balances (3)                                                              0071            696  1.b
                                         ----------------------------------------  ------   -------             ----------
 2.     Securities:
        a.  Held-to-maturity securities (from Schedule RC-B, column A)                                 1754              0  2.a
                                                                      -----------  ------   -------             ----------
        b.   Available-for-sale securities (from Schedule RC-B, column D)                              1773        131,683  2.b
                                                                         --------  ------   -------             ----------
 3.     Federal funds sold (4) and securities purchased under agreements
        to resell:                                                                                     1350          6,000  3
                                                                                                                ----------
 4.     Loans and lease financing receivables:                                      RCON
                                                                                    ----
        a.  Loans and leases, net of unearned income (from Schedule RC-C)           2122      22,709                        4.a
                                                                          -------           --------
        b.  LESS: Allowance for loan and lease losses                               3123         260                        4.b
                                                      ---------------------------           --------
        c.  LESS: Allocated transfer risk reserve                                   3128           0                        4.c
                                                  -------------------------------           --------
                                                                                                       RCON
        d.  Loans and leases, net of unearned income, allowance, and reserve                           ----
            (item 4.a minus 4.b and  4.c)                                                              2125         22,249  4.d
                                         ----------------------------------------  ------   -------             ----------
 5.     Trading assets                                                                                 3545              0  5.
                       ----------------------------------------------------------  ------   -------             ----------
 6.     Premises and fixed assets (including capitalized leases)                                       2145            917  6.
                                                                 ----------------  ------   -------             ----------
 7.     Other real estate owned (from Schedule RC-M)                                                   2150              0  7.
                                                    -----------------------------  ------   -------             ----------
 8.     Investments in unconsolidated subsidiaries and associated companies
        (from Schedule RC-M)                                                                           2130              0  8.
                            -----------------------------------------------------  ------   -------             ----------
 9.     Customers' liability to this bank on acceptances outstanding                                   2155              0  9.
                                                                    -------------  ------   -------             ----------
10.     Intangible assets (from Schedule RC-M)                                                         2143          1,950  10.
                                              -----------------------------------  ------   -------             ----------
11.     Other assets (from Schedule RC-F)                                                              2160          2,527  11.
                                         ----------------------------------------  ------   -------             ----------
12.     Total assets (sum of items 1 through 11)                                                       2170        167,519  12.
                                                ---------------------------------  ------   -------             ----------

(1) Includes cash items in process of collection and unposted debits.
(2) Included time certificates of deposit not held for trading.

U.S. TRUST COMPANY OF TEXAS, N.A.          Call Date:           3/31/1999            State #: 48-6797       FFIEC  033
2001 ROSS AVENUE, SUITE 2700               Vendor ID:                   D             Cert #:    33217      RC-2
DALLAS, TX  75201                          Transit #:           11101765
                                                                                                                  ---------------
                                                                                                                        10
                                                                                                                  ---------------

SCHEDULE RC - CONTINUED

                                                                                                 Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
                                                                                                       RCON
13.     Deposits:                                                                                      ----
        a.  In domestic offices (sum of totals of                                   RCON               2200        141,618  13.a
            columns A and C from Schedule RC-E)                                     ----                        ----------
                                                    -----------------------------
            (1)  Noninterest-bearing(1)                                             6631      8,794                         13.a.1
                                       ------------------------------------------           --------
            (2)  Interest-bearing                                                   6636    132,824                         13.a.2
                                  -----------------------------------------------           --------
        b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs
                                                                          -------
            (1)  Noninterest-bearing
                                     --------------------------------------------
            (2)  Interest-bearing                                                                      RCON
                                  ------------------------------------------------                     ----
14.     Federal funds purchased(2) and securities sold under agreements to                             2800              0  14
        repurchase:                                                                                             ----------

15.     a.  Demand notes issued to the U.S. Treasury                                                   2840              0  15.a
                                                     ----------------------------- ------   -------             ----------
        b.  Trading liabilities                                                                        3548              0  15.b
                                -------------------------------------------------- ------   -------             ----------
16.     Other borrowed money:
                                                                                                                ----------
        A.  WITH A REMAINING MATURITY OF ONE YEAR OR LESS                                              2332              0  16.a
                                                          -----------------------  ------   -------             ----------
        B.  WITH A REMAINING MATURITY OF MORE THAN ONE YEAR THROUGH THREE
            YEARS                                                                                      A547          2,000  16.b
                  ---------------------------------------------------------------  ------   -------             ----------
        C.  WITH A REMAINING MATURITY OF MORE THAN THREE YEARS                                         A548          1,000  16.c
                                                              -------------------  ------   -------             ----------
17.     Not applicable

18.     Bank's liability on acceptances executed and  outstanding                                      2920              0  18.
                                                                  ---------------  ------   -------             ----------
19.     Subordinated notes and debentures                                                              3200              0  19.
                                          ---------------------------------------  ------   -------             ----------
20.     Other liabilities (from Schedule RC-G)                                                         2930          2,317  20.
                                              -----------------------------------  ------   -------             ----------
21.     Total liabilities (sum of items 13 through 20)                                                 2948        146,935  21.
                                                      ---------------------------  ------   -------             ----------
22.     Not applicable

EQUITY CAPITAL                                                                                         RCON
                                                                                                       ----
23.     Perpetual preferred stock and related surplus                                                  3838          7,000  23.
                                                      ---------------------------  ------   -------             ----------
24.     Common stock                                                                                   3230            500  24.
                     ------------------------------------------------------------  ------   -------             ----------
25.     Surplus (exclude all surplus related to preferred stock)                                       3839          8,384  25.
                                                                -----------------  ------   -------             ----------
26.     a.  Undivided profits and capital reserves                                                     3632          4,406  26.a
                                                  -------------------------------  ------   -------             ----------
        b.  Net unrealized holding gains (losses) on available-for-sale
            securities                                                                                 8434            294  26.b
                       ----------------------------------------------------------  ------   -------             ----------
27.     Cumulative foreign currency translation adjustments
                                                           ----------------------                               ----------
28.     Total equity capital (sum of items 23 through 27)                                              3210         20,584  28.
                                                         ------------------------  ------   -------             ----------
29.     Total liabilities and equity capital (sum of items 21 and 28)                                  2257        167,519  29.
                                                                     ------------  ------   -------             ----------

MEMORANDUM

   TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.                                                       NUMBER
                                                                                                                ---------

1. Indicate in the box at the right the number of the statement below that best                        6724              1  M.1
describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 1998
                                                            -------------------

1 = Independent audit of the bank conducted in accordance            4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by certified              external auditors (may be required by state
    public accounting firm which submits a report on the bank            chartering authority)
2 = Independent audit of the bank's parent holding company           5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing             auditors
    standards by a certified public accounting firm which            6 = Compilation of the bank's financial statements by
    submits a report on the consolidated holding company (but            external auditors
    not on the bank separately)                                      7 = Other audit procedures (excluding tax preparation
3 = Directors' examination of the bank conducted in accordance           work)
    with generally accepted auditing standards by a certified        8 = No external audit work
    public accounting firm (may be required by state chartering authority)

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.